SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): February 4, 1998



                            Zomax Optical Media, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-28426                                        41-1833089
(Commission File Number)                 (I.R.S. Employer Identification Number)


                                5353 Nathan Lane
                            Plymouth, Minnesota 55442
               (Address of Principal Executive Offices) (Zip Code)


                                  612-553-9300
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On February 4, 1998, Primary Marketing Group ("PMG") and Next Generation Services LLC ("NGS") were merged with and into Zomax Services, Inc. (the "Subsidiary"), a wholly-owned subsidiary of the Registrant pursuant to a Merger Agreement dated February 3, 1998 (the "Merger"). In the Merger, all issued and outstanding shares of PMG Common Stock and membership interests in NGS were converted into the right to receive shares of the Registrant's Common Stock. In aggregate, 795,860 shares of the Registrant's Common Stock were issued to Anthony Angelini, Ronald Silzer, Brian Fleury, Andrew Berg and Blake White in connection with the Merger. Prior to the Merger, PMG's business consisted of providing manufacturer's representative services in the computer industry and NGS' business consisted primarily of providing returned merchandise processing services in the computer industry. PMG and NGS operated their respective businesses from facilities located in and around San Jose, California and Boston, Massachusetts. The Subsidiary intends to provide substantially the same products and services that PMG and NGS provided prior to the Merger.

         As a result of the Merger, Subsidiary succeeded to PMG's 78% ownership stake in the capital stock of Primary Marketing Group Limited ("PMG Limited"), a company incorporated under the laws of Ireland. Simultaneous to the Merger, the Subsidiary acquired the remaining 22% of the outstanding capital stock of PMG Limited in exchange for shares of the Registrant's Common Stock pursuant to the terms of a Stock Purchase Agreement dated February 3, 1998 (the "Acquisition"). In aggregate, 4,142 shares of the Registrant's Common Stock were issued to Anthony Angelini, Ronald Silzer, Brian Fleury, Andrew Berg, Blake White and Patrick Burke in connection with the Acquisition. Prior to the Acquisition, PMG Limited's business consisted of providing returned merchandise processing and manufacturer's representative services in the computer industry from facilities located in Dublin, Ireland. The Subsidiary intends to continue to operate PMG Limited as a wholly-owned subsidiary providing substantially the same products and services that PMG Limited provided prior to the Acquisition.

         Pursuant to a Registration Rights Agreement dated February 3, 1998, the Registrant granted certain demand and participatory registration rights to the individuals who received shares of the Registrant's Common Stock as a result of the Merger and the Acquisition. The Registrant will account for the Merger and the Acquisition as a pooling of interests.

         Simultaneous to the Merger and the Acquisition, the Registrant acquired certain assets and assumed certain contractual rights and obligations of Kao Infosystems Company ("Kao") pursuant to an Asset Purchase Agreement and an Assignment and Assumption Agreement, both dated February 3, 1998, between the Registrant and Kao, and a Sublease dated February 3, 1998 and an Agreement for Manufacturing Turnkey Products, dated as of January 1, 1998, between the Registrant and Novell, Inc. The Registrant provided promissory notes primarily for equipment and inventory to Kao payable over six months in the aggregate amount of $1,124,356 and assumed certain liabilities of Kao in connection with this transaction. The assets and rights acquired by the Registrant in this transaction will be employed in the operations of the Subsidiary.

         The Registrant believes that the foregoing transactions are in line with its strategy of expanding operations through acquisitions and broadening its base of customers and facilities. The success of this strategy will depend on management's ability to integrate the products and services, manufacturing operations and personnel of PMG Limited, PMG and NGS into the Registrant's current operation. These companies have been operating as separate independent entities, and there can be no assurance that management will be able to effectively integrate and manage the combined entities and implement the Registrant's operating or growth strategies. Further, there can be no assurance that the Registrant will be able to retain the personnel currently employed by each entity following the acquisitions or that current sales personnel will be able to effectively sell the other firm's products. Failure to properly integrate these businesses on a timely basis or to implement the Registrant's operating and growth strategy could have a material adverse impact on the Registrant's profitability and future operating results.

         Certain of the statements contained herein are forward looking, based on current expectations and are made pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. As stated in the foregoing paragraph, there are certain important factors that could cause results to differ materially from those anticipated by such forward looking statements. Investors are cautioned that all forward looking statements involve risk and uncertainty.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of the businesses acquired:

                  It would be impracticable for the Registrant to provide the financial statements of PMG Limited, PMG and NGS for the periods specified in Rule 3-05(b) of Regulation S-X at the time of filing of this Form 8-K. The Registrant will file the required financial statements as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.

         (b)      Pro forma financial information:

                  It would be impracticable for the Registrant to provide the pro forma financial information required by Article 11 of Regulation S-X at the time of filing of this Form 8-K. The Registrant will file the required pro forma financial information as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.

         (c)      Exhibits:

         2.1 Stock Purchase Agreement dated February 3, 1998 by and among Zomax Optical Media, Inc., Zomax Services, Inc., Primary
                  Marketing  Group  Limited  and  the  shareholders  of  Primary
                  Marketing Group Limited. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Stock Purchase Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

         2.2 Merger Agreement dated February 3, 1998 by and among Zomax Optical Media, Inc., Zomax Services, Inc., Next Generation Services, LLC, Primary Marketing Group and the holders of all membership interests of Next Generation Services, LLC and shares of Primary Marketing Group Limited. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Merger Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

         2.3 Asset Purchase Agreement dated February 3, 1998 by and among Zomax Optical Media, Inc. and Kao Infosystems Company. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Asset Purchase Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 16, 1998
                                           ZOMAX OPTICAL MEDIA, INC.



                                          By  /s/ James T. Anderson
                                             James T. Anderson, President and
                                             Chief Executive Officer




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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                            Commission File No.:
February 4, 1998                                                   0-28426



                            ZOMAX OPTICAL MEDIA, INC.



EXHIBIT NO.                ITEM

         2.1 Stock Purchase Agreement dated February 4, 1998 by and among Zomax Optical Media, Inc., Zomax Services, Inc., Primary
                  Marketing  Group  Limited  and  the  shareholders  of  Primary
                  Marketing Group Limited. Upon the request of the Commission, the Company agrees to furnish a copy of the exhibits and schedules to the Stock Purchase Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

         2.2 Merger Agreement dated February 4, 1998 by and among Zomax Optical Media, Inc., Zomax Services, Inc., Next Generation Services, LLC, Primary Marketing Group and the holders of all membership interests of Next Generation Services, LLC and shares of Primary Marketing Group Limited. Upon the request of the Commission, the Company agrees to furnish a copy of the exhibits and schedules to the Merger Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

         2.3 Asset Purchase Agreement dated February 3, 1998 by and among Zomax Optical Media, Inc. and Kao Infosystems Company. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Asset Purchase Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.